D&J Construction, Inc.
P.O. Box 1856
Fremont, Ca. 94538

February 4, 2019

ACM Research, Inc.
42307 Osgood Rd., Unit I
Fremont, CA 94539

RE: Expiration of Lease at 42307 Osgood Rd., Unit I, Fremont, CA

Dear ACM Research, Inc.,

D&J Construction, Inc. feels that we have had a good continuing relationship with you and your company since the first lease period. Your current lease expires with D&J Construction, Inc. on March 31, 2019. D&J Construction, Inc. proposes a new two-year lease beginning April 1, 2019 with an ending date of March 31, 2021. D&J Construction, Inc. and ACM Research, Inc. have agreed upon the following rent rates:

4/1/2019 – 3/31/2020
Base rent: $1.10/square foot ($3,300.00)
CAM: $0.07/sf ($210.00)
Monthly Total: $3,510.00

4/1/2020 – 3/31/2021
Base rent: $1.13/square foot ($3,390.00)
CAM: $0.07/sf ($210.00)
Monthly Total: $3,600.00

We hope that this offer can be extended into an agreement that will be acceptable to both parties. Thank you, again, for leasing from D&J Construction, Inc.

Very Truly Yours,
D&J Construction, Inc.

Tammy Eliseian
President

If this offer is acceptable, please indicate acceptance by signing below and returning to our office. By the undersigned signature this becomes a binding addendum to the Lease dated March 22, 2017 with all terms and conditions as set forth in the Lease effective thorough the ending date of this term.

Lillian Chen
Procurement and Office Manager
ACM Research, Inc.